UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2024

FIVE STAR BANCORP

(Exact Name of Registrant as Specified in Charter)

California	001-40379	75-3100966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Zinfandel Drive, Suite 100, Rancho Cordova, California, 95670

(Address of Principal Executive Offices, and Zip Code)

(916) 626-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 28, 2024, Five Star Bancorp (the “Company”), a holding company that operates through its wholly owned banking subsidiary, Five Star Bank (the “Bank”), entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), to issue and sell 3,450,000 shares of the Company’s common stock, no par value (“Common Stock”), at a public offering price of $21.75 per share in an underwritten public offering (the “Offering”). The offer and sale of shares of Common Stock in the Offering was registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-269533), which was declared effective by the Securities and Exchange Commission on February 13, 2023, as supplemented by the prospectus supplement dated March 28, 2024. As part of the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 517,500 shares of Common Stock at the public offering price, less underwriting discounts and commissions.

After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the Company expects the net proceeds of the Offering to be approximately $70.2 million. The Company intends to use the net proceeds from the Offering for general corporate purposes and to support its continued growth, including through investments in the Bank to pursue growth opportunities, and for working capital. The Offering is expected to close on or about April 2, 2024, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Act, and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Consequently, persons other than the parties to such agreement may not rely upon the representations and warranties in the Underwriting Agreement as characterizations of actual facts or circumstances as of the date of the Underwriting Agreement or as of any other date. The Underwriting Agreement is not intended to provide any other factual information about the Company. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The legal opinion of Covington & Burling LLP relating to the validity of the Common Stock is attached hereto as Exhibit 5.1.

Item 8.01	Other Events

On March 27, 2024, the Company issued a press release announcing the launch of the Offering, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference. On March 28, 2024, the Company issued a press release announcing the pricing of the Offering, which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Special Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and are typically identified with words such as “may”, “could”, “should”, “will”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “aim”, “intend”, “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors, which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 under the section entitled “Risk Factors,” and other documents filed by the Company with the SEC from time to time.

The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Item 9.01	Financial Statements and Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

(d) Exhibits

Number	Description
1.1 5.1

Underwriting Agreement, dated March 28, 2024, by and between Five Star Bancorp and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.

Opinion of Covington & Burling LLP.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1 filed herewith).
99.1	Press Release announcing the launch of the Offering dated March 27, 2024.
99.2	Press Release announcing the pricing of the Offering dated March 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR BANCORP

	By:	/s/ Heather Luck
Name: Heather Luck
Title: Senior Vice President and Chief Financial Officer

Date: March 29, 2024